UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

THERMODYNETICS, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies: ____________________

(2)

Aggregate number of securities to which transaction applies: ____________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________

(4)

Proposed maximum aggregate value of transaction: ____________________

(5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:_____________________________________

(2)

Form, Schedule or Registration Statement No.: ___________________

(3)

Filing Party: _______________________________________________

(4)

Date Filed:

__________________________________________

THERMODYNETICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

__________________________________________

October 21, 2008

The Annual Meeting of Stockholders of Thermodynetics, Inc. (the "Company") for the fiscal year ended March 31, 2008 will be held at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 on Tuesday, October 21, 2008 at 9:30 A.M. (EST) for the purpose of considering and acting upon the following matters:

1.

Election of four (4) directors (Proposal One).

2.

To approve the reincorporation of the Company in the State of Nevada (Proposal Two).

3.

Such other business as may properly come before the meeting or any adjournments thereof.

Pursuant to the provisions of the By-Laws, the Board of Directors has fixed the close of business on September 2, 2008 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the meeting or any adjournment thereof.

Stockholders who do not expect to be present in person at the meeting are urged to date and sign the enclosed proxy and promptly mail it in the accompanying postage-paid envelope. A prompt response will avoid the cost to the Company of additional mailings of proxy solicitations.

By Order of the Board of Directors

Thermodynetics, Inc.

Robert A. Lerman

President & CEO

September 15, 2008

Windsor, Connecticut 06095

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

__________________________

THERMODYNETICS, INC.

PROXY STATEMENT

__________________________

This Proxy Statement is first being mailed to Stockholders on or about September 15, 2008 in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Stockholders of Thermodynetics, Inc., a Delaware corporation (the "Company"), to be held on Tuesday, October 21, 2008 at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 at 9:30 A.M. (EST), and any adjournments thereof.

Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders, a form of Proxy for such meeting and the Company's Annual Report for the fiscal year ended March 31, 2008 (“FY-2008”) including financial statements with respect to such year. All proxies which are properly filled in, signed and returned to the Company in time will be voted in accordance with the instructions thereon. Such proxies may be revoked by any stockholder prior to the exercise thereof and stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire. The Board of Directors has fixed the close of business on September 2, 2008 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the meeting or any adjournment thereof. If no selections are made, the proxies will be voted FOR the candidates nominated by the Board of Directors and FOR approval of the reincorporation of the Company in Nevada.

The expense of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally, and by telephone and other communication mediums. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and may reimburse such persons for their services in doing so.

Vote Required, Principal Stockholders and Stockholdings of Management - The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the meeting.

As of the record date, the Company had 4,080,306 shares of its Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

If a quorum is present, the four (4) nominees for Director receiving the largest number of votes cast at the meeting will be elected (Proposal One). The affirmative vote of a majority of the outstanding votes by the holders of Common Stock present in person or by proxy at the meeting is required for approval of the reincorporation of the Company in Nevada (Proposal Two).

An abstaining vote counts towards establishing a quorum, but its effect on the actual vote counts differs depending on the subject matter of the vote. A broker non-vote counts towards establishing a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. In the proposal for the election of directors, abstaining votes and similarly broker non-votes are not counted in the tabulation of the voting results and therefore do not affect the outcome of the vote. With respect to the approval of the reincorporation of the Company in Nevada (Proposal Two), abstentions and broker “non-votes” resulting from a broker’s inability to vote a client’s shares on non-discretionary matters will have the same effect as votes against the approval of Proposal Two.

Thermodynetics, Inc.	Proxy Statement	Page 2

The holders of shares of Common Stock of the Company do not have cumulative voting rights which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose and in such event, the holders of the remaining shares will not be able to elect any of the Company's directors.

Holders of an aggregate of 4,080,306 shares of the Company's Common Stock are entitled to notice of and to vote at the Annual Meeting of Stockholders. The Company's officers and directors have the right to vote an aggregate 1,993,203 shares, including shares held in the Company’s 401(k) plan for which two directors serve as trustees, representing forty-eight and eight-tenths (48.8%) percent, of all shares which are outstanding and entitled to be voted. The Company's officers and directors have stated their intentions to vote such shares FOR Proposal One and FOR Proposal Two.

ACTIONS TO BE TAKEN AT THE MEETING

ELECTION OF DIRECTORS

(Proposal One)

This proposal before the stockholders at the Annual Meeting is the election of four (4) directors to the Company’s Board of Directors. Directors hold office for a term of one year and each shall serve until his successor is elected and is qualified. The shares represented by proxies will be voted in favor of the election of the nominees named below as directors unless authority to vote for the election of directors is specifically withheld. The Board of Directors has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to serve as a director, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES.

Nominees for Election as Directors

Nominee	Born	Position	Director Since
John F. Ferraro	1934	Chairman of the Board and Treasurer	1979
Robert A. Lerman	1935	President, Chief Executive Officer and Director	1979
John J. Hughes	1926	Director	2003
Fred H. Samuelson	1931	Director	2003

Principal Occupations of Directors and Nominees During the Past Five Years

Nominees:

John F. Ferraro holds the degree of Bachelor of Science in Industrial Engineering, New York University (1962). In 1979, Mr. Ferraro was elected Secretary and a Director of the Company. In 2006 as a part of the reorganization in connection with the London IPO and stock sale, Mr. Ferraro was elected Treasurer and Chief Financial Officer of the Company. Since 1981, Mr. Ferraro has been Chairman of the Board of the Company. Mr. Ferraro was appointed a Director of Initio, Inc. in 2003. See “Certain Transactions”.

Robert A. Lerman holds the degrees of Bachelor of Mechanical Engineering, College of the City of New York (1957), Master of Science in Mathematics, Adelphi College (1961), and Master of Science in Electrical Engineering, University of Connecticut (1964). In 1979, Mr. Lerman was elected Treasurer and a Director, in 1980 President of the Company and was appointed Chief Executive Officer in 2002. Mr. Lerman co-authored the text book, Nonlinear Systems Dynamics, which was published in 1992 by Van Nostrand Reinhold, New York, New York. In 1998 Mr. Lerman became a Director of Bio Minerals n.v. Mr. Lerman also serves as a consultant to other companies, none of which are competitive with the Company. See “Certain Transactions”.

John J. Hughes was appointed a Director of the Company in 2003. Mr. Hughes was the founder, and served from 1970 through 1990 as the president and chief executive officer of East Windsor Metal Fabricating Inc.; Mr. Hughes continues to provide services on a consulting basis to that company.

Fred H. Samuelson was appointed a Director of the Company in 2003. Mr. Samuelson holds the degree of Bachelor of Science of Mechanical Engineering, University of Connecticut (1954); and completed a portion of the masters’ curriculum. Mr. Samuelson was the founder, and served from 1982 through 2001 as the president of Samuelson Engineering Inc., a cutting tools supplier and mechanical components design consultant.

Thermodynetics, Inc.	Proxy Statement	Page 3

Corporate Governance: Board and Committees

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee, which was formed in fiscal 2004, currently consists of the two (2) independent Directors, Messrs. John J. Hughes and Fred H. Samuelson. The Charter requires that the Compensation Committee consist of at least three members; due to the fact there are only two independent Directors, the Committee determined it to be in the best interests of the Company to operate with less than the mandated number of members until a third independent person or director can be selected and added. The principal responsibilities of the Nominating/Corporate Governance Committee are (i) to make recommendations on the size and composition of the Board, (ii) to establish criteria for Board membership and review and recommend potential candidates to the full Board of Directors, and (iii) to develop and recommend corporate governance principles. The Nominating/Corporate Governance committee held no meetings as a part of a regular Board meeting during fiscal year ended March 31, 2008 to discuss and establish corporate governance principles. The Committee has not yet considered new nominees to the Board of Directors. The principles for seeking new nominees or filling vacancies on the Board are outlined in the Committee’s charter which is located on the Company's web site at www.Thermodynetics.com under Investor Relations.

While the Board of Directors has delegated the selection and initial evaluation of potential directors to the Nominating/Corporate Governance Committee, the Board retains final approval of all nominations. The charter provides that such committee will generally select people who are independent and diverse in a broad sense; that is people with a variety of backgrounds, experiences, cultures and skills who will bring individual talents or contribute to the needs of the Board and the Company. Further, nomination candidates would be those able to work in a collaborative and collegial fashion with other directors and senior management, in a manner consistent with the current operating practices of the Board.

The Nominating/Corporate Governance Committee does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Nominating/Corporate Governance Committee believes it is appropriate for the Company not to have such a policy because of management’s stockholdings in the Company and historically no shareholder nominations of outside directors have been proffered.

Compensation Committee. The Compensation Committee was formed in fiscal 2005 and currently consists of the two (2) independent Directors, Messrs. John J. Hughes and Fred H. Samuelson. The Charter requires that the Compensation Committee consist of at least three members; due to the fact there are only two independent Directors, the Committee determined it to be in the best interests of the Company to operate with less than the mandated number of members until a third independent person or director can be selected and added. The principal responsibilities of the Compensation Committee are (i) review CEO compensation, evaluate the CEO’s performance, and approve the CEO’s compensation level based on this evaluation; (ii) periodically review the compensation systems that are in place for employees of the Company in order to ensure there is internal and external equity in the compensation of all employees, including incentive-compensation plans and equity-based plans, (iii) annually review and approve and recommend to the Board of Directors for its approval, for the CEO (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, (iv) review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Corporate Governance & Nominating Committee for its approval, (v) annually review its own performance and present the evaluation findings to the Board, (vi) fix and determine awards to employees of stock or stock options pursuant to the Company’s Equity Incentive Plan(s) now or from time to time in effect and exercise such power and authority as may be permitted or required by such plans, and (vii) producing an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations. The Compensation Committee held no meetings during fiscal year ended March 31, 2008. The Compensation Committee’s charter is located on the Company's web site at www.Thermodynetics.com under Investor Relations.

Audit Committee. The Audit Committee consists of Messrs. John J. Hughes, and Fred H. Samuelson. The Charter requires that the Compensation Committee consist of at least three members; due to the fact there are only two independent Directors, the Committee determined it to be in the best interests of the Company to operate with less than the mandated number of members until a third independent person or director can be selected and added. The Audit Committee has the responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the accounting and operating controls. The Audit Committee is to (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, (ii) review and appraise the audit efforts of the Company's independent accountants, (iii) review and confirm the Company’s financial statements contained in filings with the SEC, (iv) review and confirm matters relating to the examination of the Company by

Thermodynetics, Inc.	Proxy Statement	Page 4

its independent auditors, (v) review the use and security of the Company’s liquid assets through the review of the Treasurer’s function, (vi) reassess its charter annually and recommend any proposed changes to the Board for approval, and (vii) recommend the appointment of independent accountants to the Board of Directors for its consideration and approval. The responsibilities of the Audit Committee are outlined in a written charter, which is on the Company’s website at the Investor Relations tab, www.thermodynetics.com. The Committee held four (4) meetings during the fiscal year ended March 31, 2008.

During the fiscal year the Company did not have an “Audit Committee Financial Expert” serving on the Audit Committee because neither of the Audit Committee members qualified as such under the rules of the United States Securities and Exchange Commission (the “Commission”). Since 2005, Mr. David S. Federman has served as a financial expert advisor to the Audit Committee. Mr. Federman is a certified public accountant and is senior partner of the accounting firm of Federman, Lalley & Remis located in Farmington, Connecticut. Mr. Federman has experience in financial and tax matters. Mr. Federman is independent and meets the requirements to qualify as an Audit Committee Financial Expert; however, Mr. Federman serves as an advisor to, but is not a member of, the Audit Committee.

Director Independence.

The Board has determined that Messrs. John J. Hughes and Fred H. Samuelson are independent directors of the Company. In making this determination, the Board used the criteria of applicable NASDAQ rules to determine their independence. Messrs. Hughes and Samuelson are members of the Company’s Audit, Compensation and Nominating/Corporate Governance Committees and under the criteria of applicable NASDAQ rules are also independent members of such Committees. In determining their independence, the Board of Directors did not consider any transaction, relationship or arrangement under the independence definition of the NASDAQ rules. Messrs. Lerman and Ferraro are also members of the Nominating/Corporate Governance Committee but are not independent under the criteria of the applicable NASDAQ rules as they are officers of the Company.

Attendance at Meetings

During FY-2008, the Board of Directors held six (6) meetings. All members of the Board of Directors in FY-2008 attended all of the meetings of the Board of Directors and the Committees of which they were members. The Board requires that each director attend at least of 75% of the aggregate number of meetings of the Board of Directors and the Committees of which they were members.

Directors are expected to attend the Annual Meeting of Stockholders. However, the Board of Directors recognizes that circumstances may occasionally preclude attendance by all directors. All of the Company’s directors attended the Company’s previous year's annual meeting.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee members are not professional accountants or auditors; no member of the Audit Committee is a financial expert. The Audit Committee certifies that the independent auditor is “independent” under applicable rules. Their functions are not intended to duplicate or to certify the activities of management and the independent auditor.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-Ksb for the fiscal year ended March 31, 2008, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent auditors, who are primarily responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the acceptability and quality of the Company’s accounting principles and such other matters as are required to be discussed with the independent auditors under U.S. generally accepted auditing , Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee and its

Thermodynetics, Inc.	Proxy Statement	Page 5

financial expert advisor have discussed with the independent auditors their independence from management and the Company (including the matters in the written disclosures required by Independence Standards Board Standard No. 1 as adopted by the PCAOB) and considered the compatibility of non-audit services with the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-Ksb for the fiscal year ended March 31, 2008 for filing with the SEC. The Audit Committee and the Board of Directors had recommended, prior to fiscal year end, the selection of Mahoney Sabol & Co., LLP as the Company’s independent auditors for FY-2008.

Submitted by the following Members of the Audit Committee on August 14th, 2008:

Audit Committee: John J. Hughes, and Fred H. Samuelson

Communication with Directors

Stockholders wishing to communicate with the non-management directors of the Company should send their correspondence to: Board of Directors, Thermodynetics, Inc., 651 Day Hill Road, Windsor, CT 06095. Stockholders may also communicate with individual Board members at the same address.

Stock Ownership of Directors, Officers and 5% Beneficial Owners

The following table sets forth, to the knowledge of the Company, as of August 25, 2008, the number of shares of the Company's Common Stock beneficially owned by each beneficial owner of more than 5% of such Common Stock, by each director, by each officer named in the Summary Compensation Table and by all officers and directors of the Company and Turbotec Products, Inc. (“Turbotec”) as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class Owned

THERMODYNETICS (1)
Directors and Officers

Robert A. Lerman	1,058,999	shs (2)	26.0%
John F. Ferraro	831,341	shs (3)	20.4%
John J. Hughes	18,500	shs	0.5%
Fred H. Samuelson	18,500	shs	0.5%

TURBOTEC PRODUCTS (4)
Officers

Sunil Raina	10,315	shs (5)(7)	0.3%
Robert I. Lieberman	55,548	shs (6)(7)	1.4%

THERMODYNETICS & TURBOTEC
Directors and Officers

All above listed officers and	1,993,203	shs	48.8%
directors as a group
(six persons)

Other 5% Shareholders
Turbotec Products, Inc. 401(k) Retirement Savings Plan (“TRBO 401(k) Plan”)	298,156	shs	7.3%

———————

(1)

The address of all officers and directors of the Company is c/o Thermodynetics, Inc., 651 Day Hill Road, Windsor, CT 06095.

(2)

Includes 60,505 shares held for Mr. Lerman in trust under the TDYT 401(k) Plan; includes 48,905 shares held by the spouse of Mr. Lerman; excludes 85,793 shares held in trust by the trustees, including

Thermodynetics, Inc.	Proxy Statement	Page 6

Mr. Lerman, of the TDYT 401(k) Plan for all of the participating employees. Mr. Lerman sold 2,500 shares in fiscal year ended 2008 under a Rule 10b5-1 sales plan; an additional 66,500 shares are subject to such sales plan.

(3)

Includes 33,709 shares held for Mr. Ferraro in trust under the TDYT 401(k) Plan; excludes 85,793 shares held in trust by the trustees, including Mr. Ferraro, of the TDYT 401(k) Plan for all of the participating employees.

(4)

The address of all officers and directors of Turbotec is c/o Turbotec Products, Inc., 651 Day Hill Road, Windsor, CT 06095. Turbotec is a wholly-owned subsidiary of Turbotec Products, Plc (“PLC”), a majority-owned subsidiary of the Company. The address of all officers and directors of the PLC is The Registry, 34 Beckenham Road, Beckenham, Kent, United Kingdom BR3 4TU.

(5)

Includes 43,052 shares held for Mr. Raina in trust under the Turbotec 401(k) Plan.

(6)

Includes 3,388 shares held for Mr. Lieberman in trust under the Turbotec 401(k) Plan.

(7)

Excludes 298,156 shares held in trust by the trustees, including Messrs. Raina and Lieberman, of the TRBO 401(k) Plan for all of the participating employees.

Remuneration of Executive Officers and Directors

The Company’s compensation philosophy is to provide employees and management with a competitive compensation packages and the opportunity for outstanding performers to earn higher levels of compensation over the long-term when justified by performance. The key objectives of our executive compensation programs are to attract, motivate and retain executives who drive our success and industry leadership.

The following table sets forth on an accrual basis for the most recently ended two fiscal years, the remuneration of each of the Company's and Turbotec Products’ executive officers whose remuneration exceeded $100,000.

SUMMARY COMPENSATION TABLE
Name & Principal Position	Year (1)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compensa- tion Earnings ($)	All Other Compen- sation ($)	Total ($)
Thermodynetics
Robert A. Lerman(1) President, CEO & Director	2008 2007	267,289 259,375	— 100,000(2)	— —	— —	— —	— —	18,047 3,652	285,336 363,027

John F. Ferraro (1) Chairman of the Board, Treasurer, CFO & Director	2008 2007	200,792 194,967	— —	— —	— —	— —	— —	6,466 2,328	207,258 197,295

Turbotec
Sunil Raina (3) President & Director	2008 2007	204,267 187,115	10,000 —	— —	— —	— —	8,171 1,754	20,000 20,000	232,438 208,869

Robert I. Lieberman(4) Treasurer, CFO & Director	2008 2007	179,555 168,654	3,000 —	— —	— —	— —	7,182 1,569	20,000 20,000	209,737 190,223

———————

Notes:

(1)

See (1), (2) and (5) in Narrative Disclosure to Summary Compensation Table.

(3)

See (3) in Narrative Disclosure to Summary Compensation Table.

(4)

See (4) in Narrative Disclosure to Summary Compensation Table.

Thermodynetics, Inc.	Proxy Statement	Page 7

Narrative Disclosure to Summary Compensation Table.

(1)

Messrs. Lerman and Ferraro each entered into five-year employment contracts with the Company effective April 1st, 2004. Each employment contract provides for a basic annual salary of $180,000 with an annual increase at April 1st of each year based on increases in the Consumer Price Index for all Urban Consumers for the New York, New Jersey, and Connecticut Region. Effective June 1st, 2005, the board increased Mr. Lerman’s base annual salary to $250,000. Each employment contract requires the Company to provide medical insurance coverage for the employee as well as $50,000 of group term insurance, and $65,000 annual expense reimbursement of additional insurance of each employee's selection. In addition, each employment contract contains a provision providing that in the event of disability, the employee will receive disability payments equal to the annual salary of the employee for five years (with proportional reductions in the event of partial disability) and that the employee will receive $6,500 per year for tax planning services. The contract may be terminated by the employee on 120 days prior written notice. The contract may also be terminated by the Company in which event the employee will be paid termination compensation equal to each employee's then current salary for five years; in the event there is a change in control of the Company and the employee is terminated, the employee shall receive twice the amount of termination compensation which would otherwise be due. Further, the employee may opt to terminate the employment contract and shall be paid a lump-sum equal to 12 months' basic salary.

(2)

In fiscal year 2007, Mr. Lerman received a cash bonus of $100,000.

(3)

Mr. Raina was elected managing director of the PLC, and President and a director of Turbotec in 2006. Previously, Mr. Raina had been vice president and general manager of Turbotec since 1995. Mr. Raina entered into a one-year contract with Turbotec on April 1, 2006, which contract was renewed most recently effective April 1, 2008 for an additional one-year term. Compensation under such contract equals $230,000. All compensation information for Mr. Raina reflects compensation received as an employee of Turbotec.

(4)

Mr. Lieberman was elected finance director of the PLC and a director of Turbotec in 2006. Previously, Mr. Lieberman had been Treasurer and Chief Financial Officer of the Company; he had held various financial management positions with the Company since 1986. He entered into a one-year employment contract with Turbotec on April 1, 2006, which contract was most recently renewed effective April 1, 2008 for an additional one-year term. Compensation under such contract equals $190,000. All compensation information for Mr. Lieberman reflects compensation received as an employee of Turbotec.

Employment and Other Compensatory Arrangements

(i) For the fiscal year ending March 31, 2009, the Company anticipates paying aggregate direct remuneration (based on current salaries and anticipated bonuses) of approximately $550,000 to all officers as a group (two persons) of which Mr. Lerman will be paid approximately $350,000, and Mr. Ferraro will be paid approximately $200,000. (ii) For the fiscal year ending March 31, 2009, Turbotec anticipates paying aggregate direct remuneration (based on current salaries and anticipated bonuses) of approximately $420,000 to all officers as a group (two persons) of which Mr. Raina will be paid approximately $230,000, Mr. Lieberman will be paid approximately $190,000.

Compensation of Directors

During the fiscal year ended March 31, 2008, compensation was paid to the Company’s nonexecutive and nonemployee directors were compensated as shown in the following table.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thermodynetics
John J. Hughes (1)	$2,500	—	—	—	—	—	$2,500
Fred H. Samuelson (1)	$2,500	—	—	—	—	—	$2,500

———————

Notes:

(1)

No option awards or stock awards were held by Messrs Hughes or Samuelson at March 31, 2008, except 4,500 shares to each on November 7, 2007 at a value per share of $0.43.

(2)

Each director receives an annual retainer of $5,000, $500 for each Board meeting attended and $500 for each committee meeting attended.

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Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Under- lying Unexer-cised Options (#) Unex-ercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expira-tion Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thermodynetics
Robert A. Lerman	—	—	—	—	—	—	—	—	—
John F. Ferraro	—	—	—	—	—	—	—	—	—
Turbotec
Sunil Raina (1)	—	—	—	—	—	—	—	—	—
Robert I. Lieberman(1)	—	—	—	—	—	—	—	—	—

———————

Note:

(1)

Does not include options granted under any stock incentive plans of the PLC which plans issue securities of the PLC.

Incentive Stock Option Plan

2002 Incentive Stock Option Plan - On October 22nd, 2002, the Company's stockholders approved the adoption of the Company's 2002 Incentive Stock Option Plan (the "2002 ISO Plan") reserving 100,000 shares (on a post-split basis) of the Company's Common Stock for issuance pursuant to incentive stock options (“ISOs”) qualified under the U.S. Internal Revenue Code of 1986 which may be granted under the 2002 ISO Plan at exercise prices at least equal to 100% of the fair market value of the Common Stock on the date of the effective date of the grant of the option.

At March 31, 2008 no ISOs under the 2002 ISO Plan were outstanding. No options under the 2002 ISO Plan were granted or outstanding in fiscal year ended March 31, 2008. The 2002 ISO Plan will expire on July 31st, 2012.

Non-Qualified Stock Incentive Plan

2002 Non-Qualified Stock Incentive Plan - On October 22nd, 2002, the Company's stockholders approved the adoption of the Company's 2002 Non-Qualified Stock Incentive Plan ("2002 NQ Plan") reserving 100,000 shares (on a post-split basis) of the Company's Common Stock for issuance pursuant to the 2002 NQ Plan in the form of stock options, stock bonus, or stock appreciation rights ("SAR"). The purchase price for the exercise of shares subject to any option shall not be less than 33.33% of the fair market value ("FMV") of the shares of common stock of the Company on the effective date of the option and in no event shall be less than the par value of the common stock; the value of the shares subject to any bonus shall be equal in value to a fixed dollar amount and such value shall not be less than 33.33% of the FMV of the shares of common stock of the Company on the effective date of the bonus and in no event shall be less than the par value of the common stock; the value of an SAR award of stock is equal to or less than (as the Board may determine) the excess of the FMV of one share of stock on the date of the exercise of the SAR less the FMV of one share of stock on the effective date of the award, the result of which is multiplied by the number of shares with respect to which the SAR shall have been exercised.

No stock incentive awards were issued or outstanding under the 2002 NQ Plan in the fiscal year ended March 31, 2008. The 2002 NQ Plan will expire on December 31, 2012.

Option Grants in Last Fiscal Year. No options were granted in the last fiscal year.

Aggregated Exercises

Aggregated Option/SAR Exercises and Fiscal Year End Option/SAR Values – No options were outstanding at March 31, 2008 and no options were exercised during fiscal year ended March 31, 2008 to purchase common stock of the Company. The aggregated option exercise values at fiscal year-end held by the executive officers equals zero.

Thermodynetics, Inc.	Proxy Statement	Page 9

Employee Retirement Savings Plans

Employee Retirement Savings Plans - The Company made no contributions to the Thermodynetics, Inc. 401(k) Profit-Sharing Plan (the "TDYT 401(k) Plan") for the plan year ending December 31, 2007. Although the Company has reserved 25,000 shares of the Company’s common stock for its contribution; such shares have not been issued as of the date of this report. The aggregate valuation of such shares equals $11,250. The assets of the TDYT 401(k) Plan are held in trust for the exclusive benefit of the participants by the trustees of the Plan, Messrs. Hughes, Samuelson, and Lerman. The Company has not yet determined the amount of its contributions to the TDYT 401(k) Plan for the plan year ending December 31, 2008.

The Turbotec Products, Inc. 401(k) Retirement Savings Plan (the "TRBO 401(k) Plan") was created in fiscal 2006. The assets of the TRBO 401(k) Plan are held in trust in the TRBO plan for the TRBO employees for the exclusive benefit of such participants. It is administered by the trustees of the Plan, Messrs. Raina and Lieberman. During the plan year ending December 31, 2007, Turbotec Products changed to a matching cash contribution for the TRBO 401(k) Plan on a “safe harbor” basis under ERISA based on amounts contributed by employees.

Other Plans

The Company does not have any other pension or similar plan. See (1) and (3) to the Summary Compensation Table herein as to the Company's employment contracts with Messrs. Lerman and Ferraro, and employment contracts of Messrs. Raina and Lieberman with Turbotec, which provide for the terms of their compensation and disability and termination payment provisions.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during FY-2008 and through the date hereof, as well as Forms 5 and amendments thereto furnished to the Company with respect to FY-2008, by the directors, officers and ten percent beneficial owners of the Company, the Company is not aware that any report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any such person was not filed or was not filed on a timely basis.

Thermodynetics, Inc.	Proxy Statement	Page 10

REINCORPORATION VIA MERGER IN NEVADA

(Proposal Two)

To accomplish the proposed change in the Company's state of incorporation from Delaware to Nevada, the Board of Directors has unanimously adopted an Agreement and Plan of Merger (the “Merger Agreement”) between the Company and its newly formed, wholly-owned subsidiary, Thermodynetics, Inc. ("Thermodynetics Nevada"). Under the Merger Agreement, the Company, a Delaware corporation, will be merged with and into Thermodynetics Nevada and each share of the Company’s Common Stock, par value $.01 per share, will automatically be converted into one share of common stock, par value $.01 per share, of Thermodynetics Nevada (the "Merger"). Upon completion of the Merger, the name of the surviving company will be "Thermodynetics, Inc."

A copy of the Merger Agreement is attached as Appendix A to this Proxy Statement. A Copy of the Articles of Merger to be filed with the Nevada Secretary of State is attached as Appendix B to this Proxy Statement. Thermodynetics Nevada was recently formed by the Company under Chapter 78 of the Nevada Revised Statutes (the "NRS") for the purpose of effecting the Merger. If the Merger is approved by the stockholders and the Merger is completed, the NRS and the Articles of Incorporation and By-laws of Thermodynetics Nevada (the "Nevada Charter Documents") will govern the rights of stockholders in the surviving entity. A copy of the Articles of Incorporation of Thermodynetics Nevada is attached as Appendix C to this Proxy Statement. A copy of the Bylaws of Thermodynetics Nevada is attached as Appendix D to this Proxy Statement. See "Comparative Rights of Stockholders of the Company and Thermodynetics Nevada."

Principal Features of the Merger

Upon the approval of the Merger by the Company's stockholders, the Company's Board of Directors will, as promptly as practicable, cause the Merger to be consummated on the Effective Date. Upon the consummation of the Merger, the separate existence of the Company will cease, and Thermodynetics Nevada, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Merger, be converted into one share of common stock of Thermodynetics Nevada. Upon the consummation of the Merger, stock certificates which immediately prior to the Merger represented Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Thermodynetics Nevada common stock. Stockholders will not be required to exchange their existing stock certificates for stock certificates of Thermodynetics Nevada. However, following the Effective Date of the Merger, if any stock certificates of the Company are submitted to Thermodynetics Nevada or to its transfer agent for transfer, or if any stockholder so requests, a new stock certificate representing the same number of Thermodynetics Nevada shares will be delivered to the transferee or holder of such shares. This exchange of securities will be exempt from the registration requirements of the Federal securities laws.

Approval of the Merger Agreement and consummation of the Merger will not result in any change in the business, management, assets or liabilities of the Company. The directors of Thermodynetics Nevada following the Merger will be John F. Ferraro, John J. Hughes, Robert A. Lerman and Fred H. Samuelson, unless different directors are elected to the Board of the Company at the Annual Meeting, in which case the elected directors of the Company will be the directors of Thermodynetics Nevada. On the Effective Date, the Thermodynetics Nevada common stock will be eligible for trading on the NASD Over-the-Counter Bulletin Board, where the Common Stock of the Company is currently traded.

Pursuant to the terms of the Merger Agreement, each option and warrant to purchase shares of Common Stock of the Company outstanding immediately prior to the Effective Date of the Merger will become an option or warrant to purchase an equal number of shares of Thermodynetics Nevada common stock, subject to the same terms and conditions as set forth in the agreement pursuant to which such option or warrant was granted. All employee benefit plans and other agreements and arrangements of the Company, including the Company's 2002 Stock Option Plan, will be continued by Thermodynetics Nevada upon the same terms and subject to the same conditions as in effect prior to the Merger.

If approved by the Company's stockholders, it is anticipated that the reincorporation by means of the Merger will be completed as soon as practicable after such vote. However, the Merger may be abandoned, and the Merger Agreement may be amended, either before or after stockholder approval if circumstances arise which, in the opinion of the boards of directors, make such action advisable, although subsequent to stockholder approval none of the principal terms may be amended without further stockholder approval.

The Merger does not require the approval of any Federal or state regulatory agency.

Thermodynetics, Inc.	Proxy Statement	Page 11

Purpose of the Reincorporation via Merger

The Board of Directors determined to reincorporate the Company in Nevada primarily because of its desire to reduce corporate expenses. As a Delaware corporation, the Company is required to pay franchise fees to the State of Delaware. Delaware bases its franchise fees on the number of authorized shares of a company's stock, subject to a maximum fee of $150,000. Nevada, however, charges a flat filing fee of $85 per year, regardless of the number of authorized shares. In 2008, the amount of such fee paid to Delaware was approximately $15,000. In 1991, Nevada revised the NRS making Nevada a more desirable jurisdiction for corporation's to conduct business. In many instances, Nevada adopted provisions identical or similar to the advantageous provisions provided by the General Corporation Law of the State of Delaware (the "DGCL").

Comparative Rights of Stockholders of the Company and Thermodynetics Nevada

Upon consummation of the Merger, the outstanding shares of the Company's Common Stock will be converted into an equal number of shares of Thermodynetics Nevada common stock. Consequently, the Company's stockholders, whose rights as stockholders are currently governed by the DGCL and the Company's Certificate of Incorporation and By-laws (the "Delaware Charter Documents"), will become stockholders of Thermodynetics Nevada whose rights will be governed by the NRS and Thermodynetics’ Nevada Charter Documents. Copies of the Nevada Charter Documents which are proposed to be in effect upon the consummation of the Merger appear in this Proxy Statement as Appendices C and D. A copy of the certificate of merger to be filed with the Delaware Secretary of State appears in this Proxy Statement has Appendix E.

The approval of the Merger will result in the same number of shares of authorized common stock of Thermodynetics Nevada as under the current Delaware Charter Documents, which is 25,000,000 shares.

In most respects, the rights of holders of Thermodynetics Nevada’s common stock will be similar to those of the Company. Certain aspects of the rights of holders of the Company's Common Stock and Thermodynetics Nevada common stock are discussed below. The following summary does not purport to be a complete statement of the rights of stockholders under applicable Nevada law and the Nevada Charter Documents as compared to the DGCL and the Delaware Charter Documents and is qualified in its entirety by reference to the DGCL and the NRS.

Authorized Capital Stock. The Company's authorized capital stock currently consists of 25,000,000 shares of Common Stock, par value $.01 per share. Thermodynetics Nevada's authorized capital stock consists of 25,000,000 shares of common stock, par value $.01 per share. Thus, the authorized capital of Thermodynetics Nevada will consist of an equal number of shares of common stock as of the Company.

Charter. The DGCL and NRS law require the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve a proposed amendments to a corporation's charter.

The Nevada Charter Documents do not impose any requirements for shareholder approval of amendments to the Articles of Incorporation of Thermodynetics Nevada in excess of the approval of a majority of all outstanding shares entitled to vote.

Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's charter documents grant such power to its board of directors. In each state, the holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely. Neither the Delaware Charter Documents or the Nevada Charter Documents grant such rights to the board of directors.

Amendment to Bylaws. Under the Delaware Charter Documents, the Board of Directors has the authority to adopt, repeal, alter, amend or rescind the bylaws of the Company, subject to the power of stockholders to adopt, repeal, amend or rescind the bylaws. Under the NRS the board of directors has the authority to adopt, repeal, alter, amend or rescind the bylaws of the corporation.

Stockholder Approval of Certain Business Combinations. Both the NRS and the DGCL provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Sections 78.411 to 78.444 of the NRS and Section 203 of the DGCL.

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Under Section 203 of the DGCL, certain "business combinations" with "interested stockholders" of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85 percent of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85 percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds (66-2/3%) of the voting stock not owned by the interested stockholder.

Sections 78.411 to 78.444 of the NRS regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party or (ii) the interested stockholders satisfy certain fair value requirements.

Companies are entitled to opt-out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. The Articles of Incorporation of Thermodynetics Nevada provides that it will opt-out Sections 78.411 to 78.444 of the NRS and thus Thermodynetics Nevada will not be governed by Sections 78.411 to 78.444 of the NRS based by a determination by the board of directors of Thermodynetics Nevada that such regulation of business combinations is not in the best interests of shareholders to maximize the value of the shareholders' common stock.

Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this were done, the stockholders would elect only one class each year and each class would have a term of office of three years. The Delaware Charter Documents do not provide for a classified board of directors, and thus all directors are elected each year for one-year terms.

The NRS also permit corporations to classify boards of directors provided that at least one-fourth of the directors is elected annually. The Nevada Charter Documents of Thermodynetics Nevada also do not provide for a classified board of directors, and thus all directors are elected each year for one-year terms.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

The NRS permit cumulative voting in the election of directors as long as certain procedures are followed. Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation.

The Company's current Delaware Charter Documents do not provide for cumulative voting in the election of directors. Similarly, the Articles of Incorporation for Thermodynetics Nevada do not provide for cumulative voting.

Thermodynetics, Inc.	Proxy Statement	Page 13

Vacancies. Under both the DGCL and the NRS, vacancies on the board of directors during the year shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed shall hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the DGCL, the holders of a majority of voting shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case if less than the entire board is to be removed no director may be removed without cause if the vote cast against his removal would be enough to elect him. Thus, under the DGCL, a director of a corporation that does not have a classified board or permit cumulative voting, such as the Company, may be removed, without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors.

The NRS require at least two-thirds of the majority of voting shares or class entitled to vote at an election of directors to remove a director. Furthermore, the NRS do not make a distinction between removals for cause and removals without cause.

Actions by Written Consent of Stockholders. The DGCL and the NRS each provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Delaware Charter Documents prohibit the taking of action by written consent of the stockholders. The Nevada Charter Documents will permit the taking of action by written consent of the stockholders.

Stockholder Vote for Mergers and Other Corporate Transactions. Unless the certificate or articles of incorporation specifies a higher percentage, both jurisdictions require authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither the NRS nor the DGCL requires approval by the stockholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

The Company's Certificate of Incorporation does not require a higher percentage to vote to approve certain corporate transactions. Thermodynetics Nevada's Articles of Corporation will not specify a higher percentage.

Stockholders' Dissenter's Rights to Appraisal. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair value of the stockholder's shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) listed on a national security exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. (the “NASD”) or (ii) held of record by more than 2,000 stockholders. The DGCL does not provide stockholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock in exchange for assets or stock or in a merger with a subsidiary. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for the fair value of his shares in the event of consummation of, a plan of merger or plan of exchange in which the corporation is a party and any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. As with the DGCL, the NRS provide an exception to dissenter's rights. Holders (i) of securities listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) of securities held by 2,000 stockholders of record are generally not entitled to dissenter's rights. The Nevada Charter Documents do not provide for any dissenter’s rights in addition to those provided by the NRS.

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Because the Company’s Common Stock is currently listed on the NASD Over-the-Counter Bulletin Board, and because the Common Stock of the Company is held of record by more than 2,000 holders, appraisal rights will not be available under the DCGL to the Company’s shareholders in connection with the Merger with Thermodynetics Nevada.

Stockholder Inspection Rights. The DGCL grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

The NRS provide that any person who has been a stockholder of record of a corporation for at least six months immediately preceding his demand, or any person who owns or has been authorized by the holders of at least 5% of all of its outstanding shares, is entitled to inspect and copy the stock ledger. Furthermore, any person who has been a stockholder of record of any corporation for at least six months or owns or has been authorized by the holders of at least 5% of all of its outstanding shares, is entitled to inspect and copy the books of account and financial records of a corporation and conduct an audit of such records.

Dividends and Distributions. The NRS prohibit distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; or (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

The DGCL permits a corporation to pay dividends out of either (i) surplus or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. The DCGL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital.

To date, neither the Company nor Thermodynetics Nevada has paid dividends on its common stock. The payment of dividends, if any, is within the discretion of the board of directors of Thermodynetics Nevada and will depend upon Thermodynetics Nevada's earnings, its capital requirements and financial condition, and other relevant factors. The board of directors of Thermodynetics Nevada does not intend to declare any dividends in the foreseeable future, but instead intends to retain all earnings, if any, for use in Thermodynetics Nevada's business operations.

Limitation of Liability and Indemnification Matters. The NRS and the DGCL each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director's fiduciary duty, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify directors, officers, employees and agents for attorney's fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. The DGCL does not permit corporations to indemnify parties for amounts paid in derivative actions if they were adjudged liable to the corporation without court approval.

No corporation may indemnify a party unless it makes a determination that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

The DGCL provides that a corporation may advance attorney's fees to a director, officer or employee upon receipt of an undertaking to repay the corporation if the person seeking the advance is ultimately found not to be entitled to indemnification. The NRS do not require employees to give the undertaking. Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds.

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The NRS do not expressly preclude a corporation from limiting liability for a director's breach of the duty of loyalty or preclude a corporation from limiting liability for any transaction from which a director derives an improper personal benefit.

Federal Income Tax Consequences of the Merger

The following is a summary discussion of certain Federal income tax consequences of the Merger to stockholders who receive Thermodynetics Nevada common stock in exchange for their Common Stock of the Company. The discussion does not address all the Federal income tax consequences of the Merger and, in particular, does not address the Federal income tax consequences that may be relevant to particular stockholders, such as dealers in securities, holders of stock options or those stockholders who acquired their shares upon the "exercise" of stock options.

The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the Federal income tax consequences of the Merger under the Internal Revenue Code of 1986, as amended (the “Code”). The Company is of the opinion, however, that: (a) the Merger will constitute a tax-free reorganization under section 368(a) of the Code; (b) no gain or loss will be recognized by holders of the Company's Common Stock upon receipt of Thermodynetics Nevada common stock pursuant to the Merger; (c) the aggregate tax basis of Thermodynetics Nevada common stock received by each stockholder will be the same as the aggregate tax basis of the Common Stock of the Company held by such stockholder immediately prior to the Merger; and (d) the holding period of Thermodynetics Nevada common stock received by each stockholder will include the period during which such stockholder held the Company’s Common Stock surrendered in exchange therefor, provided that such Company Common Stock was held by such stockholder as a capital asset at the time of the Merger.

Although the Company is of the opinion that the Federal income tax consequences to the Merger will be as described above, such opinion is not binding upon the IRS nor does it preclude the IRS from taking a contrary position. There can be no assurance that the Federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be decided favorably to the shareholders of the parties to the Merger.

A successful IRS challenge to the tax-free status of the Merger would result in a stockholder recognizing gain or loss with respect to each share of the Company Common Stock surrendered equal to the difference between that stockholder's basis in such share and the fair market value, as of the time of the Merger, of Thermodynetics Nevada common stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Thermodynetics Nevada common stock received in the exchange would equal such fair market value, and such stockholder's holding period for such shares would not include the period during which such stockholder held the Company Common Stock.

No information is provided herein with respect to the tax consequences, if any, under applicable state, local or foreign tax laws. In addition, the Federal income tax discussion set forth above is for general information only. Because the stockholders' tax circumstances may differ, stockholders are urged to consult their own tax advisors with respect to these and other tax consequences of the reincorporation.

ANY TAX ADVICE OR INFORMATION IN THIS WRITTEN OR ELECTRONIC COMMUNICATION (INCLUDING ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY A CLIENT, TAXPAYER OR ANY OTHER PERSON OR ENTITY FOR THE PURPOSE OF (i) AVOIDING PENALTIES THAT MAY BE IMPOSED ON ANY TAXPAYER BY ANY GOVERNMENTAL TAXING AUTHORITY OR AGENCY OR (ii) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TAX-RELATED MATTERS ADDRESSED HEREIN.

Exchange of Certificates

Upon the Merger becoming effective, each outstanding share of the Company Common Stock will be converted into one fully paid and non-assessable share of Thermodynetics Nevada common stock. Stockholders are requested, but are not required, to exchange their current share certificates for shares of Thermodynetics Nevada. Stockholders who desire to exchange their shares may do so following consummation of the merger by surrendering them to the Company's transfer agent, Continental Stock Transfer & Trust Company with its principal offices in New York City, who will issue new certificates for shares of Thermodynetics Nevada common stock upon receipt of old share certificates. Delivery of stock certificates issued by the Company prior to the effectiveness of the Merger will constitute "good delivery" of shares in transaction subsequent to the Merger. Certificates of Thermodynetics Nevada will be issued with respect to transfers consummated after the effectiveness of the Merger.

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Other Regulatory Requirements

Except as set forth above, no Federal or state regulatory requirements must be complied with nor must approvals be obtained in connection with the Merger, except under Federal securities laws applicable to proxy solicitations.

Rule 144

Under Rule 144 under the Securities Act of 1933, as amended, the holding period for Thermodynetics common stock received in exchange for Company Common Stock will include the period during which Company Common Stock was held.

Required Approvals

The affirmative vote of holders of a majority of the outstanding shares of Company Common Stock is required for approval of the Merger.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE REINCORPORATION VIA MERGER IN NEVADA.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the officers and directors of the Company are currently engaged in businesses competitive to the business of the Company. Since the beginning of the Company’s last fiscal year, the Company has not been engaged in any transaction(s) in which any officer, director, person or entity with which they were affiliated, or beneficial holders of more than 5% of its outstanding voting securities, had a direct or indirect interest, except as presented below.

Transactions With Directors, Officers and Related Persons.

On June 18, 2008 Robert A. Lerman, the Company, and an unaffiliated individual, Irving Goldstein, formed Tower Acquisitions Limited ("TAL"), a private limited company in the United Kingdom. Each party contributed an equal amount of monies to the formation and capitalization of TAL. The amounts contributed were not material to the Company. As of the date of this report, each of the three principals hold a one-third (1/3) voting and beneficial ownership interest in TAL. The directors of TAL are Messrs. Lerman and Goldstein. All three parties invested on the same terms as the others; the Company had the opportunity to acquire a larger ownership interest in TAL, but its Board of Directors declined such offer. It is anticipated that TAL will be to be listed on the PLUS market in London as a separate publicly traded entity and its business purpose is to seek new opportunities and companies and for TAL to acquire interests in those new companies.

The Company does not have any formal policies and procedures for review, approval or ratification of related party transactions. In the transaction reported above, the terms of the transaction with Mr. Lerman were on the same terms as with unrelated parties who participated in the private placement offering.

Information Concerning Independent Registered Public Accountants

The firm of Mahoney Sabol & Company, LLP, independent registered public accountants, 95 Glastonbury Boulevard, Glastonbury, Connecticut 06033, audited the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended March 31, 2008. Mahoney Sabol & Company, LLP was first appointed to serve as the Company's independent registered public accountants on November 30, 2000. Representatives of such firm are not expected to be present at the Annual Meeting of Stockholders.

Principal Accountant Fees and Services

Audit Fees –The aggregate fees billed for the professional audit services rendered by Mahoney Sabol & Co., LLP for the audit of the Company's annual financial statements for the years ended March 31, 2008 and 2007 equaled $92,000, and $48,000, respectively.

Audit-Related Fees –The aggregate fees billed for assurance and related services by Mahoney Sabol & Co., LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported above for the fiscal years ended March 31, 2008 and 2007 equaled $19,500, and $10,500, respectively. The nature of such services was the quarterly reviews of the quarterly reports on Form 10-Qsb and an audit of the 401(K) Plan.

Thermodynetics, Inc.	Proxy Statement	Page 17

Tax Fees –The aggregate fees billed for tax compliance, tax advice and tax planning services by Mahoney Sabol & Co., LLP for the fiscal years ended March 31, 2008 and 2007 equaled $6,500, and $9,000, respectively.

All Other Fees – The aggregate fees billed for products and services provided by Mahoney Sabol & Co., LLP , other than as reported above for the fiscal years ended March 31, 2008 and 2007 equaled $41,455, and $26,245, respectively. Such services consisted of accounting services in connection with a wholly-owned subsidiary, Vulcan Industries, which was closed and liquidated in 2005, a tax audit, tax research, responses to SEC comment letters, and GAAP accounting research.

The Audit Committee evaluated whether providing non-audit services by Mahoney Sabol & Co., LLP for the fiscal year ended March 31, 2008 is compatible with maintaining the principal accountant's independence, and concluded it is independent.

Policy on Audit Committee Pre-Approval of Services of Independent Auditors

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by our independent auditor. The Audit Committee annually reviews and pre-approves the services that may be provided by our independent auditor without obtaining specific pre-approval from the Audit Committee. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by our independent auditor. During the fiscal year ended March 31, 2008, our Audit Committee pre-approved all audit and permitted non-audit services that were provided to us by our independent auditors.

Stockholder Proposals for Next Annual Meeting

Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2009 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 651 Day Hill Road, Windsor, Connecticut 06095 on or before May 11, 2009.

FORM 10-KSB Annual Report

A copy of the Company's Annual Report on Form 10-Ksb for the year ended March 31, 2008 as filed with the Securities and Exchange Commission may be obtained by any stockholder entitled to vote at the October 21, 2008 Annual Meeting of Stockholders by addressing a written request to the Secretary, Thermodynetics, Inc., 651 Day Hill Road, Windsor, Connecticut 06095.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on said matters.

By Order of the Board of Directors

Thermodynetics, Inc.

Robert A. Lerman

President & CEO

Windsor, Connecticut 06095

September 15, 2008

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of September ___, 2008, by and between THERMODYNETICS, INC., a Delaware corporation ("TDYT-Delaware"), and THERMODYNETICS, INC., a Nevada corporation ("Thermo-Nevada").  TDYT-Delaware and Thermo-Nevada are sometimes referred to as the "Constituent Corporations."

A.

The authorized capital stock of TDYT-Delaware consists of twenty-five million (25,000,000) shares of Common Stock, par value $.01 per share.  The authorized capital stock of Thermo-Nevada consists of twenty-five million (25,000,000) shares of Common Stock, par value $.01 per share.

B.

The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that TDYT-Delaware merge into Thermo-Nevada upon the terms and conditions herein provided.

NOW, THEREFORE, for one dollar and other good and valuable consideration mutually exchanged, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that TDYT-Delaware shall merge into Thermo-Nevada on the following terms, conditions and other provisions:

1.  TERMS AND CONDITIONS.

1.1 Merger.  TDYT-Delaware shall be merged with and into Thermo-Nevada (the "Merger"), and Thermo-Nevada shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Nevada Secretary of State (the "Effective Date").

1.2 Succession.  On the Effective Date, Thermo-Nevada shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of TDYT-Delaware, except insofar as it may be continued by operation of law, shall be terminated and cease.

1.3 Transfer of Assets and Liabilities.  On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges,  powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided,  however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4 Common Stock of TDYT-Delaware and Thermo-Nevada .  On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of TDYT-Delaware issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Thermo-Nevada at a ratio of 1-to-1 and (ii) each share of Common Stock of Thermo-Nevada issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

1.5 Stock Certificates.  On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of TDYT-Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of Thermo-Nevada into which such shares of TDYT-Delaware represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents.  The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Thermo-Nevada evidenced by such outstanding certificate as above provided.

1.6 Options.  On the Effective Date, the Surviving Corporation will assume and continue TDYT-Delaware's stock awards plans, if any, and the outstanding and unexercised portions of all options and warrants to purchase Common Stock of TDYT-Delaware, including without limitation all options outstanding under such stock plan and any other outstanding options and warrants, shall be converted into options and warrants of Thermo-Nevada , such that an option or warrant for shares of TDYT-Delaware shall be converted into an option or warrant, as the case may be, for shares of Thermo-Nevada at a ratio of 1-to-1.  No other changes in the terms and conditions of such options will occur.  Effective on the Effective Date, Thermo-Nevada hereby assumes the outstanding and unexercised portions of such options and warrants and the obligations of TDYT-Delaware with respect thereto.

2.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation and Bylaws.  The Certificate of Incorporation and Bylaws of Thermo-Nevada in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

2.2 Directors.  The directors of TDYT-Delaware immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

2.3 Officers.  The officers of TDYT-Delaware immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.  MISCELLANEOUS.

3.1 Further Assurances.  From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of TDYT-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property,  interests,  assets, rights, privileges, immunities, powers, franchises and authority of TDYT-Delaware and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of TDYT-Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2 Amendment.  At any time before or after approval by the shareholders of TDYT-Delaware, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by a majority of the shareholders of TDYT-Delaware, the principal terms may not be amended without the further approval of the shareholders of TDYT-Delaware) as may be determined in the judgment of the respective Board of Directors of Thermo-Nevada and TDYT-Delaware to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.3 Conditions to Merger.  The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) the Merger shall have been approved by the shareholders of TDYT-Delaware in accordance with applicable provisions of the General Corporation Law of the State of Delaware; and

(b) TDYT-Delaware, as sole stockholder of Thermo-Nevada , shall have approved the Merger in accordance with the General Corporation Law of the State of Nevada; and

(c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of TDYT-Delaware to be material to consummation of the Merger shall have been obtained.

3.4 Abandonment or Deferral.  At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either TDYT-Delaware or Thermo-Nevada or both, notwithstanding the approval of this Merger Agreement by the shareholders of TDYT-Delaware or Thermo-Nevada , or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of TDYT-Delaware and Thermo-Nevada, such action would be in the best interest of such corporations.  In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that TDYT-Delaware shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

3.5 Counterparts.  In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of TDYT-Delaware and Thermo-Nevada , is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

THERMODYNETICS, INC. (a Delaware corporation)		THERMODYNETICS, INC. (a Nevada corporation)

By:		By:
	Robert A. Lerman, President		Robert A. Lerman, President

APPENDIX B

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY
Articles of Merger (Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more and attach an 81/2" x 11'' blank sheet containing the than four merging entities, check box ☐ and attach an 81/2" x 11'' blank sheet containing the than four merging entities, check box required information for each additional entity.

THERMODYNETICS, INC.
Name of merging entity

DELAWARE	CORPORATION
Jurisdiction	Entity Type

Name of merging entity

Jurisdiction	Entity Type

Name of merging entity

Jurisdiction	Entity Type

and,

THERMODYNETICS, INC.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity Type

* Corporation, non-profit corporation, limited partnership, limited-liability Company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:
C/O

3) (Choose one)
☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).
☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

And or,

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

(b) The plan was approved by the required consent of the owners of *:

THERMODYNETICS, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

THERMODYNETICS, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

And or,

Name of surviving entity, if applicable

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ a) The entire plan of merger is attached;
or
☒

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity

(NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 1/2'' x 11" blank sheet containing the required information for each additional entity.):

THERMODYNETICS, INC.
Name of merging entity
X
Signature	Title	Date

Name of merging entity

X Signature Title Date Name of merging entity	X Signature Title Date Name of merging entity

THERMODYNETICS, INC.
Name of surviving entity

X Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

APPENDIX C

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov	Filed in the office of Ross Miller Secretary of State State of Nevada	Document No. 20080577192-01
Filing Date and Time 08/28/2008 4:45 PM
Entity Number E0549422008-4

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY
1. Name of Corporation:	Thermodynetics, Inc.
2. Registered Agent for Service of Process: (check only one box)

☐ Commercial Registered Agent:__________________________________________________

Name

☒ Noncommercial Registered Agent

OR

☐ Office or Position with Entity

(name and address below)

                        (name and address below)

Frederick R. Battcher

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

5441 Kietzke Lane, Second Floor

Reno

Nevada

89511

Street Address

City

Zip Code

Mailing Address (if different from street address)

City

Nevada

Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of Number of shares shares with Par value without per share: 25,000,000 per share: $ 0.001 par value:
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) John F. Ferraro Name 651 Day Road Windsor CT 06095 Street Address City State Zip Code 2) John J. Hughes Name 651 Day Road Windsor CT 06095 Street Address City State Zip Code
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be: To engage in any lawful purpose.
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator	Frederick R. Battcher X Name Incorporator Signature 5441 Kietzke Lane, Second Floor Reno NV 89511 Address City State Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent	I hereby accept appointment as Registered Agent for the above named Entity. X 8/28/08 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

ATTACHMENT TO

ARTICLES OF INCORPORATION

OF

THERMODYNETICS, INC.

4.

(CONTINUED) NAMES AND ADDRESSES OF THE BOARD OF DIRECTORS/TRUSTEES:

3)

Robert A. Lerman

651 Day Hill Road

Windsor, CT  06095

4)

Fred H. Samuelson

651 Day Hill Road

Windsor, CT  06095

8.

DIRECTORS:  The members of the governing board shall be styled directors.  The number of directors may be increased or reduced in the manner provided for in the Bylaws of the Corporation.

9.

INDEMNIFICATION:

(a)

Right to Indemnification.  The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b)

Inurement.  The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Article 9, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(c)

Non-exclusivity of Rights.  The right to indemnification and to the advancement of expenses conferred by this Article 9 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Articles of Incorporation or otherwise.

(d)

Other Sources.  The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(e)

Advancement of Expenses.  The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

10.

DISTRIBUTIONS:  Subject to the terms of these Articles of Incorporation and to the fullest extent permitted by the Nevada Revised Statutes, the Corporation shall be expressly permitted to redeem, repurchase, or make distributions, as that term is defined in Section 78.191 of the Nevada Revised Statutes, with respect to the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

11.

LIABILITY OF DIRECTORS AND OFFICERS.  The personal liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented.  To the fullest extent permitted by NRS Chapter 78, no director or officer of the Corporation will be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

(a)

acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b)

the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Article 11 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

12.

ACQUISITION OF CONTROLLING INTEREST.  The Corporation elects not to be governed by NRS 78.379 to 78.3793, inclusive.

13.

COMBINATIONS WITH INTERESTED STOCKHOLDERS.  The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

APPENDIX D

BY-LAWS

OF

THERMODYNETICS, INC.

ARTICLE I – OFFICES

The office of the Corporation shall be located in the City and State designated in the Articles of Incorporation.  The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

ARTICLE II - MEETING OF SHAREHOLDERS

Section 1 - Annual Meetings:

The annual meeting of the shareholders of the Corporation shall be held within ten months after the close of the fiscal year of the Corporation, for the purpose of electing directors, and transacting such other business as may properly come before the meeting.

Section 2 - Special Meetings:

Special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or the Secretary at the written request of the holders of ten per cent (10%) of the shares then outstanding and entitled to vote thereat, or as otherwise required under the provisions of the Nevada Revised Statutes.

Section 3 - Place of Meetings:

All meetings of shareholders shall be held at the principal office of the Corporation, or at such places as shall be designated in the notices or waivers of meetings.

Section 4 - Notice of Meetings:

(a)

Except as otherwise provided by Statute, written notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten or more than fifty days before the meeting, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law.  Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting.  If, at any meeting, action is proposed to be taken that would, if taken, entitle shareholders to receive payment for their shares pursuant to Statute, the notice of such meeting shall include a statement of that purpose and to that effect.  If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

(b)

Notice of any meeting need not be given to any person who may become a shareholder of record after the mailing of such notice and prior to the meeting, or to any shareholder who attends such meeting, in person or by proxy, or to any shareholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting.  Notice of any adjourned meeting of shareholders need not be given, unless otherwise required by statute.

Section 5 - Quorum:

(a)

Except as otherwise provided herein, or by statute, or in the Articles of Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the "Articles of Incorporation"), at all meetings of shareholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of shareholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business.  The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b)

Despite the absence of a quorum at any annual or special meeting of shareholders, the shareholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting.  At any such adjourned meeting at which a quorum is present, any business may be transacted at the meeting as originally called if a quorum had been present.

Section 6 - Voting:

(a)

Except as otherwise provided by statute or by the Articles of Incorporation, any corporate action, other than the election of directors, to be taken by vote of the shareholders, shall be authorized by a majority of votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

(b)

Except as otherwise provided by statute or by the Articles of Incorporation, at each meeting of shareholders, each holder of record of stock of the Corporation entitled to vote thereat, shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation.

(c)

Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself, or by his attorney-in-fact thereunto duly authorized in writing.  No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the person executing it shall have specified therein the length of time it is to continue in force.  Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

(d)

Any resolution in writing, signed by a majority of the shareholders entitled to vote thereon, shall be and constitute action by such shareholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of shareholders and such resolution so signed shall be inserted in the Minute Book of the Corporation under its proper date.

ARTICLE III - BOARD OF DIRECTORS

Section 1 - Number, Election and Term of Office:

(a)

The number of the directors of the Corporation shall be five (5), unless and until otherwise determined by vote of a majority of the entire Board of Directors.  The number of Directors shall not be less than three, unless all of the outstanding shares are owned beneficially and of record by less than three shareholders, in which event the number of directors shall not be less than the number of shareholders permitted by statute.

(b)

Except as may otherwise be provided herein or in the Articles of Incorporation, the members of the Board of Directors of the Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares, present in person or by proxy, entitled to vote in the election.

(c)

Each director shall hold office until the annual meeting of the shareholders next succeeding his election, and until his successor is elected and qualified, or until his prior death, resignation or removal.

Section 2 - Duties and Powers:

The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as are in the Articles of Incorporation or by statute expressly conferred upon or reserved to the shareholders.

Section 3 - Annual and Regular Meetings; Notice:

(a)

A regular annual meeting of the Board of Directors shall be held immediately following the annual meeting of the shareholders, at the place of such annual meeting of shareholders.

(b)

The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors, and may fix the time and place thereof.

(c)

Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in paragraph (b) Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 4.

Section 4 - Special Meetings; Notice:

(a)

Special meetings of the Board of Directors shall be held whenever called by the President or by one of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b)

Except as otherwise required by statute, notice of special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held.  A notice, or waiver of notice, except as required by Section 8 of this Article III, need not specify the purpose of the meeting.

(c)

Notice of any special meeting shall not be required to

be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting.  Notice of any adjourned meeting shall not be required to be given.

Section 5 - Chairman:

At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside.  If there shall be no Chairman, or he shall be absent, then the President shall preside, and in his absence, a Chairman chosen by the directors shall preside.

Section 6 - Quroum and Adjournments:

(a)

At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws.

(b)

A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

Section 7 - Manner of Acting:

(a)

At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b)

Except as otherwise provided by statute, by the Articles of Incorporation, or by these By-Laws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.  Any action authorized, in writing, by all of the directors entitled to vote thereon and filed with the minutes of the corporation shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

Section 8 - Vacancies:

Any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal (unless a vacancy created by the removal of a director by the shareholders shall be filled by the shareholders at the meeting at which the removal was effected) or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board of Directors called for that purpose.

Section 9 - Resignation:

Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation.  Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 10 - Removal:

Any director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record in the aggregate at least two-thirds (2/3) of the outstanding shares of the Corporation at a special meeting of the shareholders called for that purpose.

Section 11 - Salary:

No stated salary shall be paid to directors, as such, for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

Section 12 - Contracts:

(a)

No contract or other transaction between this Corporation and any other Corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that any one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other Corporation, provided that such facts are disclosed or made known to the Board of Directors.

(b)

Any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no director shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken.  Such director or directors may be counted in determining the presence of a quorum at such meeting.  This Section shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

Section 13 - Committees:

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they may deem desirable, each consisting of three or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution.  Each such committee shall serve at the pleasure of the Board.

ARTICLE IV - OFFICERS

Section 1 - Number, Qualifications, Election and Term of Office:

(a)

The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, and such other officers, including a Chairman of the Board of Directors, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable.  Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a director of the Corporation.  Any two or more offices may be held by the same person.

(b)

The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

(c)

Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal.

Section 2 - Resignation:

Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation.  Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 3 - Removal:

Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board of Directors at any time.

Section 4 - Vacancies:

A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by a majority vote of the Board of Directors.

Section 5 - Duties of Officers:

Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be set forth in these by-laws, or may from time to time be specifically conferred or imposed by the Board of Directors.  The President shall be the chief executive officer of the Corporation, unless any Chairman of Directors is appointed as the chief executive officer by the Board of Directors in which case the Chairman of the Directors shall be the chief executive officer of the Corporation.

Section 6 - Sureties and Bonds:

In case the Board of Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

Section 7 - Shares of Other Corporations:

Whenever the Corporation is the holder of shares of any other Corporation, any right or power of the Corporation as such shareholder (including the attendance, acting and voting at shareholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President, or such other person as the Board of Directors may authorize.

ARTICLE V - SHARES OF STOCK

Section 1 - Certificate of Stock:

(a)

The certificates representing shares of the Corporation shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued.  They shall bear the holder's name and the number of shares, and shall be signed by (i) the Chairman of the Board or the President or a Vice President, and (ii) the Secretary or Treasurer, or any Assistant Secretary or Assistant Treasurer, and shall bear the corporate seal.

(b)

No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

(c)

To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a shareholder, except as therein provided.

Section 2 - Lost or Destroyed Certificates:

The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same.  The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed.  On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate.  A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.

Section 3 - Transfers of Shares:

(a)

Transfers of shares of the Corporation shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

(b)

The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date:

In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding fifty days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action.  If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted.  When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

Section 5 - Uncertificated Shares:

The shares of the Corporation shall be either represented by a certificate or shall be uncertificated.  Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

ARTICLE VI – DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time, subject to applicable law.

ARTICLE VIII - CORPORATE SEAL

The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.

ARTICLE IX – AMENDMENTS

Section 1 - By Shareholders:

All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

Section 2 - By Directors:

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, by-laws of the Corporation; provided, however, that the shareholders entitled to vote with respect thereto as in this Article IX above-provided may alter, amend or repeal by-laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors, or to change any provisions of the by-laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders.  If any by-law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

ARTICLE X – INDEMNITY

(a)

Any person made a party to any action, suit or proceeding, by reason of the fact that he, his testator or intestate representative is or was a director, officer or employee of the Corporation, or of any Corporation in which he served as such at the request of the Corporation, shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, or in connection with any appeal therein that such officer, director or employee is liable for negligence or misconduct in the performance of his duties.

(b)

The foregoing right of indemnification shall not be deemed exclusive of any other rights to which any officer or director or employee may be entitled apart from the provisions of this section.

(c)

The amount of indemnity to which any officer or any director may be entitled shall be fixed by the Board of Directors, except that in any case where there is no disinterested majority of the Board available, the amount shall be fixed by arbitration pursuant to the then existing rules of the American Arbitration Association.

APPENDIX E

STATE OF DELAWARE

CERTIFICATE OF MERGER OF

DOMESTIC CORPORATION INTO

FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is Thermodynetics, Inc., a Nevada corporation, and Thermodynetics, Inc., a Delaware corporation.

SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.

THIRD: The name of the surviving corporation is: “Thermodynetics, Inc.” which shall be a Nevada corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation upon file with the Nevada Secretary of State.

FIFTH: The merger is to become effective upon filing Articles of Merger with the Nevada Secretary of State.

SIXTH: The Agreement of Merger is on file at 651 Day Hill Road, Windsor, Connecticut 06095, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

EIGHTH: The surviving Nevada corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation, Thermodynetics, Inc., a Nevada Corporation, at its executive offices at 651 Day Hill Road, Windsor, Connecticut 06095.

E-1

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, on September ___, 2008.

The surviving corporation:

THERMODYNETICS, INC.

(a Nevada corporation)

By:
Name: Robert A. Lerman
Title: President

By:
Name: John F. Ferraro
Title: Chairman

And consented to by the merging Corporation:

THERMODYNETICS, INC.
(a Delaware corporation)

By:
Name: Robert A. Lerman
Title: President

By:
Name: John F. Ferraro
Title: Chairman

E-2

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

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PROXY   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS   PROXY

THERMODYNETICS, INC.

Annual Meeting of Stockholders – October 21, 2008

The undersigned hereby appoints John F. Ferraro and Robert A. Lerman, or either of them acting in the absence of the other, as attorneys and proxies of the undersigned with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Thermodynetics, Inc., a Delaware corporation, to be held at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 at 9:30 A.M. (EST) on Tuesday, October 21, 2008 and at any adjournments thereof, and to vote all shares of stock of said Company standing in the name of the undersigned with all the powers which the undersigned would possess if personally present at such meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE MEETING. PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. No postage is required if returned in the enclosed envelope and mailed in the United States.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

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	Please mark your note like this:	☒
1. To elect four (4) directors (Proposal One).	2. To approve the reincorporation of the Company in the State of Nevada (Proposal Two).
NOMINEES: John F. Ferraro John J. Hughes Robert A. Lerman Fred H. Samuelson FOR ALL ☐ AGAINST ALL ☐

FOR ☐   AGAINST ☐   ABSTAIN ☐

3.

OTHER MATTERS: The Board of Directors knows of no other matters that would be presented for consideration at the October 21, 2008 annual meeting. If any other matters are properly brought before such meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their judgment on such matters.

FOR ALL, EXCEPT ☐ Against: ___________________	THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

COMPANY ID:
PROXY NUMBER
ACCOUNT NUMBER:

STOCKHOLDER:

Signature: ______________________    Signature if held jointly: ______________________   Date: ______________

Please sign exactly as name appears on this Proxy. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the full partnership name by an authorized partner. If a limited liability company, please sign in full name of limited liability company by a manager or authorized member.